UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS (Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA             94109
(Address of principal executive offices)                                                (Zip code)

Malcolm H. Gissen Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109 (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                     TICKER SYMBOL: ENCPX

SEMI-ANNUAL REPORT
November 30, 2010

ENCOMPASS FUND SEMI-ANNUAL LETTER
~January 2011~

Dear Fellow Shareholders:

We are pleased to provide this Semi-Annual Report for the 6-month period ended November 30, 2010. The Fund performed well during this 6-month period, and finished with a Net Asset Value (NAV) of $13.44. This represented a gain of 38.13% for the 6-month period ended November 30, 2010.

The Fund enjoyed an excellent month of December again and ended the calendar year of 2010 with an NAV of $14.96. It gained 60.0% for the calendar year. Morningstar classifies the Fund in its World Stock Fund category, within the International Funds group. We are very pleased to report that Encompass Fund ranked as the #1 International Fund (of 3,362 funds) and the #1 World Stock Fund (of 843 funds) for calendar year 2010 by Morningstar. The Fund for 2010 also ranked #2 of all 15,724 U.S. funds tracked by Morningstar. Our benchmark, the Wilshire 5000 Index, was up 17.16% for calendar 2010.

For the 3-year annualized period ended December 31, 2010, the Fund gained 13.39% per year, and ranked #1 for the period for both International Funds (of 2,637) and World Stock Funds (of 616) by Morningstar. Encompass Fund was #26 of 13,633 funds tracked by Morningstar for the annualized 3-year period. The Wilshire 5000 Index was down 1.92% during the 3-year period (annualized).

The Fund's positive performance during the 6-month fiscal period, and for the calendar year, was driven by its investments in commodity companies, such as gold and silver, industrial metals (primarily copper and rare earth metals), uranium, coal, oil and, to a lesser degree, natural gas. In addition to the commodity companies, we continue to be invested in healthcare companies and several other industries.

Going forward, our view of the markets remains basically unchanged. We believe that the U.S. economy is slowly recovering and will have modest growth in 2011. Various foreign markets, particularly the developing nations of China and India, should have good growth and should lead the global markets higher. There will continue to be a good amount of volatility in the stock and bond markets.

We believe that the need for a variety of commodities will continue, as the growth of the world's economies continues and supply and demand for many commodities will be out of balance, with demand exceeding supply.

We have generally had 15% to 20% of the Fund invested in gold companies-those exploring for and discovering new or additional gold deposits, developing the projects into mines, and producing gold. Gold has gone up for 10 years in a row (from approximately $275 per ounce to $1,400), and we have been asked, for the past several years, if this is the top. We have responded in the negative, and still have that view. This is because of a combination of factors, such as gold being "a storehouse of value" for centuries; the running of monetary printing presses by governments; concerns about inflation; and the supply-demand situation (governments and individuals want to own gold, and it's not getting any easier or cheaper to find it and mine). As long as these conditions are present, we expect to have a number of gold (and silver) companies in the portfolio.

Additional information is available on the Fund's website, www.encompassfund.com.

We value the support and confidence shown by our long-time investors, and our more recent shareholders. It is greatly appreciated. We are humbled by the extraordinary performance the Encompass Fund has experienced and we continue to work very hard to produce sterling results for our shareholders.

Best regards,

Malcolm H. Gissen                                Marshall G. Berol
Portfolio Manager                                   Portfolio Manager

2010 Semi-Annual Report 1

Encompass Fund

Encompass Fund By Sectors Based on Percent of Net Assets (UNAUDITED)

             *Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION November 30, 2010 NAV $13.44

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED NOVEMBER 30, 2010.

				Since
	6 Months(A)	1 Year(A)	3 Years(A)	Inception(A)
Encompass Fund	38.13%	60.57%	10.32%	7.60%
Wilshire 5000 Index(B)	9.99%	12.61%	-4.26%	0.99%

(A)6 Months, 1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. 1 Year, 3 Years and Since Inception returns are annualized for periods greater than one year, 6 Months return is not annualized. The inception date of the Encompass Fund was June 30, 2006.

(B)The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-463-3957.

2010 Semi-Annual Report 2

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example (Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2010 and held through November 30, 2010.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2010 to
	June 1, 2010	November 30, 2010	November 30, 2010

Actual	$1,000.00	$1,381.29	$8.66

Hypothetical	$1,000.00	$1,017.80	$7.33
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half year period).

2010 Semi-Annual Report 3

Encompass Fund

		Schedule of Investments
		November 30, 2010 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
125,000	BioExx Specialty Proteins Ltd. * (Canada)	$ 315,375
125,000	MagIndustries Corp. * (Canada)	39,625
		355,000	2.75%
Coal Mining & Processing
35,700	Forbes & Manhattan Coal Corp. * (Canada)	113,026
30,515	L & L Energy, Inc. *	322,544
12,500	SouthGobi Resources Ltd * (Canada)	144,800
		580,370	4.50%
Copper Mining & Processing
3,000	Freeport-McMoRan Copper & Gold Inc.	303,960	2.36%
Drug Delivery Systems
51,000	Delcath Systems, Inc. * +	513,060	3.98%
Drybulk Shipping
7,500	Baltic Trading Limited * (Marshall Islands)	87,975	0.68%
Gold Exploration & Mining
15,000	Atacama Pacific Gold Corp. * (Canada)	43,695
32,500	Aura Minerals Inc. * (Canada)	128,570
485,000	Avion Gold Corp. * (Canada)	689,670
500,000	Boxxer Gold Corp. * (Canada)	95,000
600,000	Brazil Resources Inc. * (Canada)	324,006
337,000	Caza Gold Corp. * (Canada)	100,089
40,000	Claude Resources Inc. * (Canada)	62,000
300,000	Corex Gold Corp. * (Canada)	248,400
25,900	Exeter Resource Corp. * (Canada)	139,860
20,000	Fronteer Gold Inc. * (Canada)	194,400
150,000	Gold Standard Ventures Corp. * (Restricted) (Canada)	72,300
800,000	Nortec Minerals Corp. * (Canada)	156,000
10,000	NovaGold Resources Inc. * (Canada)	143,900
65,000	Rugby Mining Ltd. * (Restricted) (Canada)	82,615
4,000	Seabridge Gold Inc. * (Canada)	115,800
		2,596,305	20.15%
Industrial Metals & Minerals
162,500	Avalon Rare Metals Inc. * (Canada)	566,800
790,000	Aztec Metals Corp. * (Canada)	31,600
550,000	Dacha Capital Inc. * (Canada)	200,750
375,000	Goldbrook Ventures * (Canada)	80,250
		879,400	6.82%
Oil & Gas Exploration & Production
20,000	Bellatrix Exploration Ltd. * (Canada)	80,280
400,000	Continental Energy Corp. *	44,800
6,700	Daylight Energy Ltd. (Canada)	62,076
15,100	GeoPetro Resources Company *	7,701
525,000	GeoPetro Resources Company * (Restricted)	240,975
20,000	Gran Tierra Energy Inc. * (Canada)	149,400
30,400	Magnum Hunter Resources Corp. *	186,656
55,000	NiMin Energy Corp. * (Canada)	77,715
60,000	NuLoch Resources Inc. Class A * (Canada)	104,040
800,000	Petrodorado Energy Ltd. * (Canada)	568,800
4,000	Petrohawk Energy Corporation *	71,320
295,000	Zodiac Exploration Inc. * (Canada)	178,180
		1,771,943	13.75%
Oil & Gas Field Services
55,000	Estrella International Energy Services Ltd. * (Canada)	40,205	0.31%
Real Estate Development
750,000	Leisure Canada Inc. * (Canada)	124,500	0.97%

*Non-Income producing securities during the period.
+ Portion or all of the security is pledged as collateral for call and put options written.
See Note 2 for information on Restricted Securities.
The accompanying notes are an integral part of these
financial statements.

2010 Semi-Annual Report 4

Encompass Fund
		Schedule of Investments
	November 30, 2010 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Silver Mining and Processing
40,000	Endeavour Silver Corp. * (Canada)	$ 248,400
7,000	Silver Wheaton Corp. * (Canada)	258,230
50,000	South American Silver Corp. * (Canada)	97,450
		604,080	4.69%
Uranium Mining & Exploration
600,000	Crosshair Exploration & Mining Corp. * ** (Restricted) (Canada)	103,103
15,500	Paladin Energy Ltd. * (Canada)	72,943
500,000	Tournigan Energy Ltd. * (Canada)	161,000
178,000	Uranium Energy Corp. *	1,246,000
22,000	Uranium Energy Corp. * (Restricted)	138,600
		1,721,646	13.36%
Wholesale - Foods
20,000	G. Willi-Food International Limited * (Israel)	139,000	1.08%
Total for Common Stock (Cost - $5,404,527)		9,717,444	75.40%
CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013	152,747
94,000	Compton Petroleum, 10.0%, 9/15/2017	79,430
Total for Corporate Bonds (Cost - $217,728)		232,177	1.80%
PREFERRED STOCK
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred (Restricted)	100,000
Total for Preferred Stock (Cost - $100,000)		100,000	0.78%
REAL ESTATE INVESTMENT TRUSTS
16,800	Ashford Hospitality Trust Inc. *	157,920
Total for Real Estate Investment Trusts (Cost - $119,474)		157,920	1.23%
WARRANTS
50,000	Avalon Rare Metals Inc. * (expires 9-30-2011) (a)	43,450
17,500	Avion Gold Corp. * (expires 5-8-2011) (b)	13,808
245,000	Aztec Metals Corp. * (expires 1-28-2011) (c)	-
250,000	Boxxer Gold Corp. * (expires 3-23-2011) (d)	11,000
70,000	Caza Gold Corp. * (expires 4-2-2012) (e)	350
100,000	Corex Gold Corp. * (expires 9-23-2011) (f)	14,600
75,000	Corex Gold Corp. * (expires 7-15-2012) (g)	-
11,000	Endeavour Silver Corp. * (expires 10-26-2011) (h)	28,710
25,000	Estrella Intl Energy Svs Ltd. * (expires 3-3-2015) (i)	-
262,500	GeoPetro Resources Company * (Restricted) (expires 9-30-2013) (j)	-
150,000	Gold Standard Ventures Corporation * (Restricted) (expires 9-24-2012) (k)	-
125,000	Leisure Inc. Canada * (expires 12-31-2010) (l)	-
55,000	NiMin Energy Corp. * (expires 9-12-2011) (m)	-
800,000	Nortec Minerals Corp. * (expires 7-7-2012) (n)	-

*Non-Income producing securities during the period.
** Subscription Receipt.
(a) Avalon Rare Metals Inc. warrants expire September 30, 2011, with an excercise price of $3.60 Canadian.
(b) Avion Resources Corp. warrants expire May 8, 2011, with an excercise price of $0.65 Canadian.
(c) Aztec Metals Corp. Subscription Receipt warrants expire January 28, 2011 with an exercise price of $.075 Canadian.
(d) Boxxer Gold Corp. warrants expire March 23, 2011 with an exercise price of $0.15 Canadian.
(e) Caza Gold Corp. warrants expire April 2, 2012, with an exercise price of $0.30 Canadian.
(f) Corex Gold Corp. warrants expire September 23, 2011, with an exercise price of $0.70 Canadian.
(g) Corex Gold Corp. warrants expire July 15, 2012, with an exercise price of $0.90 Canadian.
(h) Endeavour Silver Corp. warrants expire October 26, 2011, with an exercise price of $3.60 Canadian.
(i) Estrella Intl Energy Svs Ltd. Warrants expire March 3, 2015 with a exercise price of $1.50 Canadian.
(j) GeoPetro Resources Company warrants expire September 30, 2013 with an exercise price of $0.75.
(k) Gold Standard Ventures Corporation warrants expire September 24, 2012 with a exercise price of $1.00 Canadian.
(l) Leisure Canada, Inc. warrants expire December 31, 2010, with an exercise price of $0.25 Canadian.
(m) NiMin Energy Corp. warrants expire September 12, 2011, with an exercise price of $1.55 Canadian.
(n) Nortec Minerals Corp. warrants expire July 7, 2012, with an exercise price of $0.20 Canadian.

See Note 2 for information on Restricted Securities. The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 5

Encompass Fund
		Schedule of Investments
		November 30, 2010 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
WARRANTS
200,000	Oremex Resources Inc. * (expires 7-7-2011) (o)	$ 19,400
100,000	Oremex Resources Inc. * (expires 12-22-2011) (p)	-
300,000	Petrodorado Energy Ltd. * (expires 12-3-2012) (q)	111,000
500,000	Tournigan Energy Ltd. * (expires 7-14-2012) (r)	63,500
11,000	Uranium Energy Corp. * (Restricted) (expires 10-22-2011) (s)	30,195
10,000	Uranium Energy Corp. * (expires 6-26-2011) (t)	39,000
375	Uranium Energy Corp. * (expires 3-1-2012) (u)	1,031
Total for Warrants (Cost - $0)		376,044	2.92%
Money Market Funds
1,800,407	Fidelity Institutional Money Market Portfolio 0.26% ***	1,800,407
250,000	Huntington Bank Conservative Deposit Account 0.34% ***	250,000
Total for Money Market Funds (Cost - $2,050,407)		2,050,407	15.90%
	Total Investments	12,633,992	98.03%
	(Cost - $7,892,136)
	Other Assets in Excess of Liabilities	253,977	1.97%
	Net Assets	$ 12,887,969	100.00%

*Non-Income producing securities during the period.
*** Variable rate security; the rate shown was the rate at November 30, 2010.
(o) Oremex Resources Inc. warrants expire July 7, 2011, with an exercise price of $0.15 Canadian.
(p) Oremex Resources Inc. warrants expire December 22, 2011, with an exercise price of $0.17 Canadian.
(q) Petrodorado Energy Ltd. warrants expire December 3, 2012 with an exercise price of $0.35 Canadian.
(r) Tournigan Energy Ltd. warrants expire July 14, 2012, with an exercise price of $0.20 Canadian.
(s) Uranium Energy Corp. warrants expire October 26, 2011, with an exercise price of $3.95.
(t) Uranium Energy Corp. warrants expire June 26, 2011, with an exercise price of $3.10.
(u) Uranium Energy Corp. warrants expire March 1, 2012, with an exercise price of $4.25.

See Note 2 for information on Restricted Securities. The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 6

Encompass Fund
Schedule of Written Options
November 30, 2010 (Unaudited)
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

Delcath Systems Inc. *
December 2010 Calls @ 14.00	10,000	$ 400
Total (Premiums Received $43,600)		$ 400

*Non-Income producing securities during the period. The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 7

Encompass Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2010

Assets:
Investment Securities at Market Value	$ 12,633,992
(Identified Cost - $7,892,136)
Cash	79,950
Receivables:
Receivables for Fund Shares Sold	44,913
Dividends and Interest	4,038
Securities Sold	139,550
Total Assets	12,902,443
Liabilities
Service Fees Payable	4,368
Management Fees Payable	9,706
Covered Call Options Written (Premiums Received $43,600)	400
Total Liabilities	14,474

Net Assets	$ 12,887,969
Net Assets Consist of:
Paid In Capital	$ 8,745,706
Net Investment Income/(Loss)	(31,359)
Accumulated Realized Loss on Investments - Net	(611,434)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	4,785,056
Net Assets, for 958,875 Shares Outstanding	$ 12,887,969
(Unlimited number of shares authorized without par value)
Net Asset Value Per Share ($12,887,969/958,875 shares)	$ 13.44
Redemption Price (13.44 x 0.98) (Note 2)	$ 13.17

Statement of Operations (Unaudited)
For the six month period ended November 30, 2010

Investment Income:
Dividends (a)	$ 13,450
Interest	19,812
Total Investment Income	33,262
Expenses:
Service Fees (Note 3)	20,055
Management Fees (Note 3)	44,566
Total Expenses	64,621

Net Investment Loss	(31,359)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	270,454
Realized Gain on Option Transactions	81,154
Net Increase in Unrealized Appreciation on Investments	2,839,831
Net Increase in Unrealized Appreciation on Options	90,540
Net Realized and Unrealized Gain (Loss) on Investments	3,281,979

Net Increase in Net Assets Resulting from Operations	$ 3,250,620

(a) Net of foreign taxes withheld $1,788. The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 8

Encompass Fund

Statements of Changes in Net Assets	(Unaudited)
	6/1/2010	6/1/2009
	to	to
	11/30/2010	5/31/2010
Increase (Decrease) in Net Assets from Operations:
Net Investment Income (Loss)	$ (31,359)	$ (41,592)
Net Realized Gain/(Loss) on Investments	270,454	(20,875)
Realized Gain (Loss) on Option Transactions	81,154	2,808
Unrealized Appreciation (Depreciation) on Investments	2,839,831	1,945,827
Unrealized Appreciation/(Depreciation) on Options	90,540	(13,707)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,250,620	1,872,461
Distributions to Shareholders from:
Net Investment Income	-	-
Total Distributions Paid to Shareholders	-	-
Capital Share Transactions:
Proceeds From Sale of Shares	1,782,844	5,694,649
Proceeds From Redemption Fees (Note 2)	1,375	8,767
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(641,934)	(2,539,290)
Net Increase from Shareholder Activity	1,142,285	3,164,126
Total Increase	4,392,905	5,036,587
Net Assets at Beginning of Period	8,495,064	3,458,477
Net Assets at End of Period (Including undistributed net investment	$ 12,887,969	$ 8,495,064
income of $0 and $0, respectively.)

Share Transactions:
Issued	153,439	644,035
Reinvested	0	0
Redeemed	(67,476)	(282,800)
Net increase in shares	85,963	361,235
Shares outstanding beginning of period	872,912	511,677
Shares outstanding end of period	958,875	872,912

Financial Highlights	(Unaudited)
Selected data for a share of capital stock outstanding	6/1/2010		6/1/2009		6/1/2008	6/1/2007	6/30/2006*
throughout the period:	to		to		to	to	to
	11/30/2010		5/31/2010		5/31/2009	5/31/2008	5/31/2007
Net Asset Value -
Beginning of Period	$ 9.73		$ 6.76		$ 9.39	$ 11.22	$ 10.00
Net Investment Income (Loss) (a)	(0.04)		(0.06)		0.04	0.10	0.10
Net Gains or Losses on Securities
(realized and unrealized)	3.75		3.03		(2.61)	(1.84)	1.15
Total from Investment Operations	3.71		2.97		(2.57)	(1.74)	1.25
Less Distributions from:
Net Investment Income	0.00		0.00		(0.06)	(0.07)	(0.03)
Return of Capital	0.00		0.00		0.00	(0.02)	0.00
Total Distributions	0.00		0.00		(0.06)	(0.09)	(0.03)
Proceeds from Redemption Fees	0.00	+	0.00	+	0.00	0.00	0.00
Net Asset Value -
End of Period	$ 13.44		$ 9.73		$ 6.76	$ 9.39	$ 11.22
Total Return (b)	38.13%		43.93%		(26.81)%	(15.61)%	12.59%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	12,888		8,495		3,458	3,051	1,922
Ratio of Expenses to Average Net Assets	1.45%	**	1.45%		1.45%	1.45%	1.45%	**
Ratio of Net Income (Loss) to Average Net Assets	(0.70)%	**	(0.67)%		0.67%	1.01%	1.15%	**
Portfolio Turnover Rate	29.32%		21.50%		37.56%	32.52%	11.26%
)

* Commencement of investment operations. ** Annualized.
+ Proceeds from redemption fees were less than $0.005 per share.
(a) Calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS ENCOMPASS FUND NOVEMBER 30, 2010 (UNAUDITED)

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the six month period ended November 30, 2010 proceeds from redemption fees were $1,375.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on options transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at November 30, 2010, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

2010 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited) - continued

	Aquisition			Fair Value
Restricted Security	Date	Cost	Units	per Unit	Fair Value
Comstock Mining Inc. *	10/20/2010	$100,000	100	1,000.000	$100,000
Crosshair Exploration & Mining Corp.	11/22/2010	103,103	600,000	0.172	103,103
GeoPetro Resources Company	9/20/2010	252,000	525,000	0.459	240,975
GeoPetro Resources Company - Warrants	9/20/2010	0	262,500	0.000	0
Gold Standard Ventures Corp.	9/14/2010	95.085	150,000	0.482	72,300
Gold Standard Ventures Corp. - Warrants	9/14/2010	0	150,000	0.000	0
Rugby Mining Ltd.	11/15/2010	54,866	65,000	0.271	82,615
Uranium Energy Corp.	10/21/2010	74,800	22,000	6.300	138,600
Uranium Energy Corp. - Warrants	10/21/2010	0	11,000	2.745	30,195
					$767,788

* 7.5% Series B Convertible Preferred

The restricted securities represented 6.08% of the Fund’s total market value of its investments at November 30, 2010. The Fund has no right to require registration of unregistered securities.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken on the Fund’s 2010 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

2010 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The following tables summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,390,181	$1,327,263	$0	$ 9,717,444
Corporate Bonds	232,177	0	0	232,177
Preferred Stock	0	100,000	0	100,000
Real Estate Investment Trusts	157,920	0	0	157,920
Warrants	337,044	39,000	0	376,044
Money Market Funds	2,050,407	0	0	2,050,407
Total	$11,167,729	$1,466,263	$0	$12,633,992

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$400	$0	$0	$400
Total	$400	$0	$0	$400

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended November 30, 2010.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, real estate investment trusts, warrants and convertible bonds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 of the fair value hierarchy.

Money market securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of

2010 Semi-Annual Report 12

Notes to the Financial Statements (Unaudited) - continued

maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of November 30, 2010) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest). For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the six month period ended November 30, 2010, the Adviser earned management fees totaling $44,566, of which $9,706 was still due to the Adviser at November 30, 2010. For the same period the Adviser earned services fees of $20,055, of which $4,368 was still due to the Adviser at November 30, 2010.

Trustees who are not interested persons of the Fund were paid a total of $2,100 in Trustees’ fees by the Fund's Adviser for the six month period ended November 30, 2010.

5.) INVESTMENT TRANSACTIONS
For the six month period ended November 30, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,461,547 and $2,238,815 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

6.) PUT & CALL OPTIONS
As of November 30, 2010, Fund portfolio securities valued at $100,600 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the six month period ended November 30, 2010 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2010	640	$148,795
Options written	183	$8,842
Options exercised	(90)	($24,645)
Options expired	(385)	($65,815)
Options terminated in closing purchase transactions	(248)	($23,577)
Options outstanding at November 30, 2010	100	$43,600

The location on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability
Derivatives
Call options written	($400)

2010 Semi-Annual Report 13

Notes to the Financial Statements (Unaudited) - continued

Realized and unrealized gains and losses on derivatives contracts entered into during the six month period ended November 30, 2010 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Call Options	Realized Gain		Change In Unrealized
Written	(Loss) on Options	$81,154	Appreciation/(Depreciation)	$90,540
	Written		on Options Written

The selling of written call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

7.) TAX MATTERS
There were no distributions paid during the six month period ended November 30, 2010 and during the fiscal year ended May 31, 2010.

8.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at November 30, 2010 was $8,745,706 representing 958,875 shares outstanding.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2010, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, approximately 72.79% of the Fund and therefore may be deemed to control the Fund.

2010 Semi-Annual Report 14

Board of Trustees
Sol Coffino
Malcolm H. Gissen
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen Malcolm H. Gissen President

Date: 2/3/11

By: /s/ Malcolm H. Gissen Malcolm H. Gissen President

Date: 2/3/11

By: /s/ Malcolm H. Gissen Malcolm H. Gissen Chief Financial Officer

Date: 2/3/11